Rule 497(e)
File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT dated May 21, 2015
to the Prospectus dated May 1, 2012
for the Variable Annuity-1 Series Account
of Great-West Life & Annuity Insurance Company of New York

Effective immediately, the names of the following Portfolios in the Prospectus have changed:

Old Name                            New Name

AllianceBernstein VPS Growth Portfolio        to    AB VPS Growth Portfolio

AllianceBernstein VPS Growth & Income Portfolio    to    AB VPS Growth & Income Portfolio

AllianceBernstein VPS International Value Portfolio    to    AB VPS International Value Portfolio

AllianceBernstein VPS International Growth Portfolio    to    AB VPS International Growth Portfolio

AllianceBernstein VPS Small/Mid Cap Value Portfolio    to    AB VPS Small/Mid Cap Value Portfolio

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2012. Please keep this supplement for future reference.